Exhibit 10.2

RESIGNATION FROM

THE BOARD OF DIRECTORS

AND ALL OFFICER POSITIONS

OF

SAVMOBI TECHNOLOGY, INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on the 18th May, 2017;

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, he has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with SAVMOBI TECHNOLOGY, INC. and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding SAVMOBI TECHNOLOGY, INC., and does hereby, by affixing, his signature hereto, officially as his last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management. In addition, the undersigned hereby formally RESIGNS from her positions as CEO, CFO and Director of the Corporation.

The Board shall choose a new Director at a time and place of its choosing.

DATED: 18th May, 2017

_____________________

Lakwinder Singh Sidhu